UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  August 22, 2012

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 22, 2012, International Rectifier Corporation (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and full year of fiscal year 2012, and announcing an operational restructuring.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 7.01.    Regulation FD Disclosure

On August 22, 2012, the Company issued a press release announcing its financial results for the fourth fiscal quarter and full year of fiscal year 2012, and announcing an operational restructuring.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The Company’s Board of Directors (“Board”) has approved November 6, 2012 as the date of the Company’s 2012 Annual Meeting of Stockholders.  The record date for the 2012 Annual Meeting of Stockholders has been set by the Board to be September 17, 2012.

The information in this Item 7.01, of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.  Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1

Press release of International Rectifier Corporation, dated August 22, 2012, reporting financial results for the fourth quarter and full year of fiscal year 2012 and announcing an operational restructuring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2012	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Ilan Daskal
		Name:	Ilan Daskal
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press release of International Rectifier Corporation, dated August 22, 2012, reporting financial results for the fourth quarter and full year of fiscal year 2012 and announcing an operational restructuring.